Financial liabilities	12 Months Ended
Dec. 31, 2021
Disclosure of financial liabilities [abstract]
Financial liabilities	Financial liabilities
Accounting policies

The Company receives assistance in the form of grants, conditional advances and interest-free loans.

Under IFRS, a repayable advance that does not require the payment of annual interest is considered to be an interest-free loan. The difference between the amount of the advance at historical cost and the advance discounted at the Company's average borrowing rate is considered to be a government grant. These grants are deferred over the estimated duration of the projects they finance.

The long-term (more than one year) portion of conditional advances is recognized in non-current financial liabilities and the short-term portion in current financial liabilities.

Non-repayable conditional loans are treated as government grants when there is reasonable assurance that the Company will comply with the conditions for non-repayment. Otherwise, they are classified in liabilities.

Government grants made available to offset expenses or losses already incurred, or as immediate financial assistance to the Company with no future related costs, are recognized in income in the period in which the grant is allocated.

Financial liabilities are recognized and measured in accordance with IFRS 9 – Financial Instruments. Financial liabilities, including trade and other payables are valued at amortized cost.

Financial liabilities at amortized cost

Loans and other financial liabilities are recognized and measured in accordance with IFRS 9 – Financial Instruments.

They are recognized at amortized cost, which is defined under IFRS 9 as the initial value of a financial asset or liability, after deduction of reimbursement of principal, increased or decreased by the accumulated amortization, calculated using the effective interest rate method.

Transaction costs directly attributable to the acquisition or issuance of financial liabilities are deducted from the financial liabilities. The costs are then amortized on an actuarial basis over the life of the liability using the effective interest rate, namely the rate that exactly discounts estimated future cash flows to the net carrying amount of the financial liability in order to determine its amortized cost.
Details of financial liabilities

	As of December 31,
(in thousands of euros)	2021	2020
Lease liabilities – Short term	1,126	1,197
Repayable BPI loan advances - Short term	800	500
PGE*	1,086	141
EIB Loan – Short term	5,192	3,033
Total current financial liabilities	8,204	4,872
Lease liabilities – Long term	5,393	4,991
Repayable BPI loan advances – Long term	2,259	2,975
PGE*	8,982	9,922
EIB loan – Long term	21,182	26,218
Total non-current financial liabilities	37,816	44,107
Total financial liabilities	46,020	48,979
(*)”PGE”or in French “Prêts garantis par l’Etat” are state-guaranteed loans

Bpifrance conditional advances

The Company receives repayable advances from Banque Publique d’Investissement (formerly known as OSEO Innovation). Some of these advances are interest-free and are fully repayable in the event of technical and/or commercial success. In 2018, the Company was informed that the initial date of reimbursement of the Bpifrance repayable advance was deferred for 18 months.
The other advances are bearing 1.56% interest. The amount to be reimbursed corresponds to the amount received to date, €2.1 million, increased by the interest amount (see Note 12.1).

In June 2020, Curadigm SAS obtained a €500 thousand conditional advance from Bpifrance, €350 thousand of which was received at the signature date while the remaining amount had been scheduled to be received by Curadigm at the end of the work, expected as of March 1, 2022 at the latest, but Curadigm SAS requested an extension of the work period to Bpifrance as a result of COVID-19 which - in case of Bpifrance’s approval - could result in collectibility of the remaining €150 thousand. As of December 31, 2021, the work had not been completed and the balance, therefore, has not been paid.

EIB loan

In July 2018, the Company obtained a fixed rate loan from the EIB. The loan could reach a maximum amount of €40 million, divided in three tranches. The first tranche, with a nominal value of €16 million, was received in October 2018 and will be repaid in full in 2023. The accumulated fixed-rate interest related to this tranche will be paid at the same time. The second tranche, with a nominal value of €14 million, was received in March 2019 and will be repaid between 2021 and 2024. The accumulated fixed-rate interest related to this second tranche will be paid twice a year together with the principal due.

The third tranche, which abides by specific conditions (NBTXR3 should obtain the European Commission trademark and reach the main performance criteria for the Phase III pivot, for head and neck cancer treatment), has not been requested by the Company. The deadline for requesting this third tranche, initially scheduled as of July 26, 2020, had been delayed by 12 months to July 31, 2021. As the conditions were not met by July 31, 2021, the Company will not be able to request the final tranche of the EIB loan.

Pursuant to the terms of the loan, the Company is also required, during a six-year royalty calculation period commencing on January 1, 2021, to pay (on each June 30 with respect to the preceding year within the calculation period) additional interest in the form of royalties, calculated according to the number of tranches that have been withdrawn and indexed on the annual sales turnover (see Note 4.2). Initially, the Company calculated estimated future royalties based on its forecast of future annual sales turnover, and this estimated amount was included in the amortized cost of the loan. When the Company revises its forecasts of estimated royalties, the carrying value of the liability is subsequently adjusted based on the revised estimate of future royalties, which is discounted at the original effective interest rate. The related impact on the carrying value of the liability is recorded as financial income or expense, as applicable. Due to the delay caused by COVID-19 in clinical trials and the revision of the related sales development plan, the sales forecasts were updated resulting in a change in estimate of the accrued royalties (see Note 12 of our consolidated financial statements for details about the impact of this sales forecast update). A 10%
increase of the estimated future net sales would result in an immaterial change of the EIB loan valuation recorded as of December 31, 2021.

PGE loan

The Company announced in June 2020 that it has received approval for financing from both HSBC and Bpifrance for €5 million each in the form of state-guaranteed loans (“Prêts Garantis par l’Etat”, or “PGE” in France); the €5 million from HSBC (the ‘‘HSBC PGE Loan’’) was received in June 2020. This loan is booked at amortized cost for a minimum of 12 months and allows the Company to delay the reimbursement of this 12 months loan by 1 to 5 years. The Company uses this option and the reimbursement date was delayed by 1 year and will start in September 2022. The effective interest rate amounts to 0.31%.

On July 10, 2020, the Company entered into the second €5 million PGE loan with Bpifrance (the ‘‘Bpifrance PGE Loan’’). The Bpifrance PGE loan has a six-year term and is 90% guaranteed by the French State. The Bpifrance PGE loan did not bear any interest for the first 12-month period but, following such 12-month period and for the subsequent 5 years, is bearing an interest rate of 2.25% per annum, inclusive of an annual State guarantee fee of 1.61% per annum. The principal and interest of the Bpifrance PGE loan will be reimbursed in 20 quarterly installments as from October 31, 2021 until July 26, 2026.

12.1 Conditional advance, bank loan and loans from government and public authorities

The table below shows the detail of liabilities recognized on the statements of financial position by type of conditional advances and loans from government and public authorities.

Conditional advances and loans from government and public authorities

(in thousands of euros)	Bpifrance advance	Interest-free Bpifrance loan	EIB Loan	Curadigm Bpifrance advance	Total
As of January 1, 2020	2,165	1,210	34,746	—	38,121
Principal received	—	—	—	350	350
Impact of discounting and accretion	19	14	(1,736)	(65)	(1,769)
Accumulated fixed interest expense accrual	32	—	1,731	—	1,763
Accumulated variable interest expense accrual	—	—	(4,789)	—	(4,789)
Repayment	—	(250)	(700)	—	(950)
As of December 31, 2020	2,216	974	29,251	285	32,727
Principal received	—	—	—	—	—
Impact of discounting and accretion	17	19	(5,817)	16	(5,765)
Accumulated fixed interest expense accrual	32	—	1,758	—	1,790
Accumulated variable interest expense accrual	—	—	4,214	—	4,214
Repayment	—	(500)	(3,033)	—	(3,533)
As of December 31, 2021	2,266	493	26,374	300	29,433
The impact of discounting and accretion of €5.8 million, in 2021 relates to impact from the “catch-up method” related to the variable compensation further to the royalty component in the EIB loan that is linked to future revenue expectations. When the Company revises its forecasts of estimated royalties, the carrying value of the liability is subsequently adjusted based on the revised estimate of future royalties, which is discounted at the original effective interest rate. The related impact on the carrying value of the liability is recorded as financial income or expense, as applicable. The rest of the catch up impact is presented on the line variable interest future payments.

The expected royalty payments to be made in the future, initially estimated as €17.2 million as of December 31, 2020 have been updated to €3.4 million as of December 31, 2021.
Bank loan

(in thousands of euros)	HSBC “PGE” (1)	Bpifrance “PGE” (1)	Total
As of January 1, 2020	—	—	—
Principal received	5,000	5,000	10,000
Impact of discounting and accretion	14	34	47
Accumulated fixed interest expense accrual (2)	7	10	17
As of December 31, 2020	5,020	5,044	10,064
Principal received	17	(14)	3
Impact of discounting and accretion	26	120	146
Accumulated fixed interest expense accrual (3)	(33)	(112)	(145)
As of December 31, 2021	5,030	5,038	10,068
(1)”PGE”or in French “Prêts garantis par l’Etat” are state-guaranteed loans
(2) In 2020 the fixed interest accrual refers to guarantee fee of 0.25% of the principal of the HSBC PGE loan and to a guarantee fee of 0.25% added to a fixed interest rate of 1.36% for the Bpifrance PGE loan, respectively.
(3) In 2021 the fixed interest accrual refers to guarantee fee of 0.25% of the principal of the HSBC PGE loan and to a guarantee fee of 0.25% added to a fixed interest rate of 1.36% for the Bpifrance PGE loan, respectively.

12.2 Lease liabilities

The table below shows the detail of changes in lease liabilities recognized on the statements of financial position over the periods disclosed:

(in thousands of euros)	Lease liabilities
As of January 1st, 2020	6,405
New lease contracts	521
Impact of discounting of the new lease contracts	(94)
Fixed interest expense	333
Repayment of lease	(928)
Early termination of lease contracts	(49)
As of December 31, 2020	6,188
Engagement	1,476
Impact of discounting and accretion	(110)
Accumulated fixed interest expense accrual	288
Repayment of lease	(1,195)
Early termination of lease contracts	(128)
As of December 31, 2021	6,519
12.3 Due dates of the financial liabilities

The due dates for repayment of the advances loans and lease liabilities at their nominal value and including fixed-rate interest are as follows:

	As of December 31, 2021
(in thousands of euros)	Less than 1 year	Between 1 and 3 years	Between 3 and 5 years	More than 5 years
Bpifrance	300	1,300	808	—
Interest-free Bpifrance loan	500	—	—	—
Curadigm interest-free Bpifrance advance	—	200	150	—
HSBC “PGE” (1)	661	2,572	1,904	—
Bpifrance “PGE” (1)	425	2,662	2,237	—
EIB fixed rate loan	5,192	28,762	—	—
Lease liabilities	1,126	2,252	2,247	1,714
Total	8,204	37,747	7,346	1,714
(1)”The Company will reimburse the two “PGE”or (“Prêts garantis par l’Etat” or state-guaranteed loans) over 5 years with a deferral of 1 year (last reimbursement being in 2026), for the reasons mentioned in the paragraph below.

The long-term debt obligations relate to the fixed rate interest and principal payable on repayable advances, the interest-free Bpifrance loan, EIB loan, PGE loans and the lease liabilities. These amounts do not include the discounting impact, but only reflect the committed amounts under those contracts as of December 31, 2021.

The outstanding balance of the EIB loan included in the table above was €33.9 million as of December 31, 2021, including €7.0 million of total fixed rate interest to be paid over the term of the loan, out of which €1.8 million was accrued as of December 31, 2021. The balance in the table above does not include €3.4 million of estimated variable rate interest, based on the consolidated forecasted sales expected to be generated by the Company during the six-year period beginning January 1, 2021 (see Notes 3.2, 4.3 and 12.1).

On April 07, 2021, the Company received the approval of HSBC on its debt rescheduling request. The HSBC PGE loan will be reimbursed at the same pace as the Bpifrance loan, starting on September 2022.